ELECTRIC & GAS TECHNOLOGY, INC.
                                  13636 Neutron Road
                               Dallas, Texas 75244-4410
                                     972-934-8797

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    MARCH 16, 2001
                                      __________

          To the Stockholders:

          The Annual Meeting of the Stockholders of Electric & Gas Technology, Inc. (the Company or ELGT) will be held on Friday, March 16, 2000, at 4:30 p.m. CDST, at the Company's offices at 13636 Neutron Road, Dallas, Texas 75244-4410, for the following purposes:

               To elect six directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

               To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 2001.

               To transact such other business as may properly come before the meeting and all adjournments thereof.

          Only stockholders of record at the close of business on February 12, 2001, will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

          All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.

          By order of the Board of Directors

          Marie W. Pazol, Secretary

               PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                           ELECTRIC & GAS TECHNOLOGY, INC.
                                  13636 Neutron Road
                               Dallas, Texas 75244-4410
                                     972-934-8797

                                                          February 12, 2001
                                   PROXY STATEMENT
                                     ___________

          This proxy statement is furnished to stockholders of Electric & Gas Technology, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 13636 Neutron Road, Dallas, Texas 75244-4410, on Friday, March 16, 2001, at 4:30 p.m. CDST, and all adjournments thereof. The Company's Annual Report for its fiscal year ended July 31, 2000, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing February 16, 2001.

                                        VOTING

          Only stockholders of record at the close of business on February 12, 2001 are entitled to notice of, and to vote at, the meeting. At that date, there were outstanding 8,283,417 shares of Common Stock, $.01 par value. Each share is entitled to one vote.

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

          All properly executed proxies not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Jackson & Rhodes P.C. as the Company's auditors. If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgement of the persons voting the proxies. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice or revocation to the Secretary of the Company, or by attending the meeting and voting in person. Only votes cast in person or by proxy will be counted at the meeting. Abstentions will be reflected in the minutes of the meeting.

                               EXPENSES OF SOLICITATION

          The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of ELGT. The Company may request persons holding stock in their name for others, or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing. The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $20,000.

                              1.  ELECTION OF DIRECTORS

          The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors. The Board has determined that six directors of which two are non-management nominees shall be elected at the Annual Meeting.

          The following six (6) persons are nominees for re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named. The following sets forth the names of the nominees and related information:

          Name of                                                     Director
          Nominee                  Age   Principal occupation           Since

          S. Mort Zimmerman*        73  President and Chief Executive    1985
                                        Officer of the Company

          Daniel A. Zimmerman*      40  Senior Vice President of the     1989
                                        Company

          Edmund W. Bailey          58  Vice President and Chief         1994
                                        Financial Officer of the
                                        Company

          Fred M. Updegraff         66  Vice President and Treasurer     1987
                                        of the Company

          James J. Ling             78  Chairman and CEO Empiric Energy, 1996
                                        Inc. and President, Hill
                                        Investors, Inc.

          Joseph Shoaf              81  Consultant                         -

          * S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

          S. Mort Zimmerman:   Mr. Zimmerman is Chairman of the Board,
          President and Chief Executive Officer of the Company since its formation in March 1985. After attending Georgia Institute of Technology and Oglethorpe, Mr. Zimmerman graduated in 1958 with a Bachelor of Science in Electrical Engineering from Pacific International University. He established the first electronics subsidiary for the predecessor corporation of LTV Corporation which was formed to market a low cost television camera invented by Zimmerman and for which he was awarded a United States Patent in 1958. Prior to 1963 he participated in the engineering and installation of 18 television stations.

          In 1965 Mr. Zimmerman formed the first "one-bank holding company" of its kind in the United States and which later served as a model from which many bank holding companies were formed. He served as Chairman of the Board of four individual banking institutions, three of which were located in Florida (Springs National of Tampa, Metropolitan of Miami and Mercantile National of Miami Beach) and New York City (Underwriters Trust). After obtaining a public underwriting these banks were sold to others. In 1967 Intercontinental Industries, Inc. was organized and Mr. Zimmerman served as its Chairman and Chief Executive Officer. This diversified holding company was primarily engaged in the operations of Intercontinental Manufacturing Company, a weapons manufacturer that was later sold. Through his research and development in the field of video X-ray and imaging, Mr. Zimmerman caused the organization of Video Science Technology, Inc. in 1981 to exploit the inventions for which he was awarded two U. S. Patents. Patents awarded include: Television Camera-Video Amplifier and Blanking Circuits-1958, Electronic Thermometer-1963, Video-X-Ray Imaging System and Method-1977, Video System and Method for Presentation and Reproduction of X-Ray Film Images-1977, Electromagnetic Radio Frequency Excited Explosion Proof Lighting Method and System-1986, and Laser Display of an Electronically Generated Image Signal-1987. Recently, Mr. Zimmerman participated as a co-inventor on new Electronic Refrigeration technology to which patents are pending.

          Daniel A. Zimmerman:     Mr. Zimmerman was elected Senior Vice
          President in 1991 and was re-elected as a Director of the Company in 1990 (Mr. Zimmerman served as a director from March, 1985 to January, 1988). Mr. Zimmerman is presently serving as President and Director of Reynolds. He received his Liberal Arts Degree from Austin College in Sherman, Texas in May, 1982.

          Edmund W. Bailey, CPA:    Mr. Bailey has served as Vice President
          and Chief Financial Officer of the Company since March, 1992. He was elected a member of the Board of Directors May 1994. From January 1989 to March, 1992, Mr. Bailey was a shareholder in the public accounting firm of Jackson & Rhodes P.C., Dallas, Texas. From August, 1987 to December, 1988, Mr. Bailey served as Vice President and Chief Financial Officer of Southern Foods Group, Inc., an independent milk producer. From May, 1986 to July, 1987, he was with the public accounting firm of Pannell Kerr Foster, Dallas, Texas. Prior experience included 16 years in public accounting with Fox & Company and Arthur Young & Company (now Ernst & Young). Mr. Bailey earned a B.S. degree in Business from Monmouth College, West Long Branch, New Jersey, and an M.B.A. degree from Southern Methodist University, Dallas, Texas. Mr. Bailey is licensed in the State of Texas as a Certified Public Accountant.

          Fred M. Updegraff:   Mr. Updegraff has served as Vice President
          and Treasurer of the Company since 1985. He was elected Treasurer and a member of the Board of Directors in May, 1987. Mr. Updegraff is also Vice President, Controller and Director of DOL Resources which files reports under Section 13 of the
          Securities Act of 1934.   From 1976 to 1981, he was Vice
          President of a manufacturing company engaged in the manufacture of brass valves for the plumbing industry. Mr. Updegraff graduated from Emporia State University with Bachelor Degrees in Business Administration and Education.

          James J. Ling:   Mr. Ling is co-founder, chairman and chief
          executive officer of Empiric Energy, Inc. since November 1992. Mr. Ling founded Ling Electronics in 1955 and through a series of mergers and acquisitions which includes, Temco Aircraft Corporation, Chance-Vought, The Wilson Company, Braniff Airlines, Jones & Laughlin and National Car Rental, guided the conglomerate Ling-Temco-Vought (LTV) to a position among the largest companies in the Nation with annual sales of $3.2 billion. Mr. Ling resigned in 1971. Since 1985, Mr. Ling has been President of Hill Investors, Inc., a company organized to hold oil and gas investments and which also offers business consulting services.

          Joseph Shoaf :   Dr. Shoaf since 1999 has functioned as a
          technical consultant on Oil and Gas exploration, production and refining, including development and production of synthetic fuels from oil shale and coal. He was president of American Syngas, Inc. from 1995 to 1999. A company which converted coal to gas to produce electrical energy. He holds Doctor of Science degrees from the Colorado School of Mines in chemical, petroleum and refining engineering.

          Dr. Shoaf has been nominated to replace Dick T. Bobbitt who unexpectedly passed away after a short illness on January 27, 2001. Mr. Bobbitt had served the Board since 1996. His experience, knowledge, contributions and presence on the Board will be greatly missed. We wish to express our deepest appreciation for his service and extend our sympathy to his family.

                       THE BOARD OF DIRECTORS AND ITS COMMITTEE

          The Board of Directors of the Company held two meetings during the fiscal year ended July 31, 2000. The all incumbent directors attended all such meetings.

          The Company's Audit Committee consist of the two outside directors, Mr. James J. Ling (Chairman) and Mr. Dick T. Bobbitt and Mr. Edmund W. Bailey. The Audit Committee held two meetings during fiscal 2000. Pursuant to the meetings of the Audit Committee it reports that it: (i) reviewed and discussed the

          Company's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from Jackson & Rhodes P.C. that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with auditors the auditors, independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ending July 31, 2000. The Audit Committee recommends to the Board of Directors the independent public accountants and reviews the scope of the audit and the actual audit performed by them. It is responsible for insuring that the financial statements present fairly the financial condition of the Company.

            There are no other standing committees.

                          2. RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors, upon recommendation from the Audit Committee, has appointed Jackson & Rhodes P.C. as independent public accountants of the Company with respect to its operations for the fiscal year ended July 31, 2001, subject to ratification by the holders of Common Stock of the Company. Jackson & Rhodes P.C. has served the Company in this capacity since its original retention for the fiscal year ended July 31, 1991. A representative of the firm will be available at the Annual Meeting to answer appropriate questions of stockholders.

                                  SECURITY OWNERSHIP

          The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at February 12, 2001:

                                      Amount and Nature of    Percent of
          Name and Address            Beneficial Ownership       Class

          S. Mort Zimmerman               915,973 (1)            10.88%
          Chairman of the
          Board and President
          13636 Neutron Road
          Dallas, Texas 75244-4410

          Daniel A. Zimmerman(4)          390,714 (2)             4.64%
          Sr. Vice President
          and Director
          13636 Neutron Road
          Dallas, Texas 75244-4410

          Edmund W. Bailey                 72,805 (3)              .86%
          Vice President &
          Chief Financial Officer
          13636 Neutron Road
          Dallas, Texas 75244-4410

          Fred M. Updegraff                92,907                 1.10%
          Vice President
          Treasurer & Director
          13636 Neutron Road
          Dallas, Texas 75244-4410

          All Officers &
          Directors, as a
          Group                         1,505,609                17.88%

          (1)Includes (i) 4,207 shares subject to options owned by Mr. S. Mort Zimmerman; (ii) 82,888 shares of the 828,878 shares owned beneficially and of record by Trans-Exchange Corporation, in which Mr. S. Mort Zimmerman has a 10% beneficial interest; and
          (iii) 31,429 shares owned by Glauber Management Company, a firm 42% owned by Mr. S. Mort Zimmerman and in which he effectively controls the voting of the company's stock owned by such firm. Mr. S. Mort Zimmerman disclaims any beneficial interest in the shares owned by his wife's estate and their adult children.

          (2)Includes 25,000 shares subject to options owned by Mr.
          Zimmerman.

          (3)Includes 30,000 shares subject to options owned by Mr. Bailey.

          (4)S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

                                EXECUTIVE COMPENSATION

          The following table sets forth all compensation paid by the Company for services rendered during its last three fiscal years to S. Mort Zimmerman, the Company's Chief Executive Officer. S. Mort Zimmerman, Fred M. Updegraff, Daniel A. Zimmerman and Edmund
          W. Bailey, Directors, each participated in the actions of the Board setting the compensation amounts paid to S. Mort Zimmerman. No specific criteria was used except an evaluation by the Board that his salary be comparable to the compensation paid to chief executive officers of other public companies similar in size and revenues to the Company.

          Summary Compensation Table

                                                                                    Long Term Compensation
                                Annual Compensation                             Awards                   Payouts
                                                             Other     Restricted   Number of Shares    Long Term
   Name and Principal                                       Annual       Stock         Covered By     Incentive Plan    All Other
   Position              Year    Salary       Bonus      Compensation   Awards        Option Grant       Payout       Compensation

   S. Mort Zimmerman     2000  $252,000 (a)   $   -       $   -            -           4,207               -               -

   Daniel A. Zimmerman   2000  $128,154       $   -       $   -            -          25,000               -            $11,116 (d)

   Edmund W. Bailey      2000  $120,000       $   -       $   -            -          30,000               -            $1,200  (c)


   S. Mort Zimmerman     1999  $238,400 (a)   $   -       $   -            -           4,207               -               -

   Daniel A. Zimmerman   1999  $112,346       $   -       $   -            -          25,000               -            $7,547  (d)

   Edmund W. Bailey      1999  $120,000       $   -       $   -            -          30,000               -            $1,200  (c)


   S. Mort Zimmerman     1998  $241,600 (a)   $30,000 (b) $   -            -         212,000               -               -

   Daniel A. Zimmerman   1998  $101,500       $20,000 (b) $   -            -          31,667               -            $11,495 (d)

   Edmund W. Bailey      1998  $97,975        $20,000 (b) $   -            -          36,666               -            $2,160  (c)

   S. Mort Zimmerman-President and Chairman of the Board.
   Daniel A. Zimmerman-Senior Vice President.
   Edmund W. Bailey-Vice President and Chief Financial Officer.

   (a) A portion of the payments were made to an affiliate of S. Mort Zimmerman and includes accrued and unpaid compensation of $75,000 for fiscal year 2000 and 1998, respectively.
   (b) Includes cash and bonus shares of Common Stock valued at $1.00.
   (c) Company match of 401 (K) employee contributions.
   (d) Company match of 401 (K) employee contributions and expense allowances.

          2000 Stock Option Grants

          NONE

          Aggregate Option Exercises and Year-end Option Values

          Set forth below are the number of shares covered by exercisable and unexercisable options held on July 31, 2000 and the aggregate gains that would have been realized had these options been exercised on July 31, 2000, even though these options were not exercised, and the unexercisable options could not have been exercised, on July 31, 2000.

                                     Number of Shares              Value of Unexercised
                                  Covered by Unexercised               In-The-Money
                                    Options on 7/31/00             Options as of 7/31/00
          Name                   Exercisable  Unexercisable   Exercisable (a)  Unexercisable

          S. Mort Zimmerman         4,207          -0-           $ 1,632            -0-
          Daniel A. Zimmerman      25,000          -0-           $10,950            -0-
          Edmund W. Bailey         30,000          -0-           $13,140            -0-

          (a) Market value of shares covered by in-the-money options on July 31, 2000 less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

          Performance Graph

          The following line graph compares (A) the yearly percentage change in the Company's cumulative total shareholder return on Common Stock, measured by dividing (i) the difference between the Company's share price at the end and beginning of each year by
          (ii) the share price at the beginning of each year with (B) the NASDAQ Stock Market - US Index and the NASDAQ Non-financial Index.

                                                  Cumulative Total Return

                                        7/95   7/96   7/97   7/98   7/99   7/00

     Electric & Gas Technology, Inc.  100.00  46.34  67.07  71.94  48.78  36.60
     NASDAQ STOCK MARKET (U.S.)       100.00 108.96 160.78 189.21 270.41 384.96
     NASDAQ NON-FINANCIAL             100.00 105.98 153.84 179.11 264.34 389.85

                             FILINGS UNDER SECTION 16(A)

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

          Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2000 fiscal year all filing requirements applicable to its officers and directors were complied with.

                                FINANCIAL INFORMATION

          Fiscal year ended July 31, 2000 Annual Report and Form 10K of the Company accompanies this proxy statement.

                          DEADLINE FOR STOCKHOLDER PROPOSALS

          Proposals of stockholders intended to be presented at the annual meeting of the Company scheduled for March 2002 must be received by the Company not later than November 1, 2001 for inclusion in its proxy statement and form of proxy relating to that meeting.

                                    OTHER MATTERS

          As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgement.



          Marie W. Pazol, Secretary

          Dallas, Texas
          February 12, 2001

                                                                 Appendix A

                           CHARTER FOR THE AUDIT COMMITTEE
                                          OF
                           ELECTRIC & GAS TECHNOLOGY, INC.

          Organization

          There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

          Statement of Policy

          The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

          Responsibilities

          In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to insure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

          In carrying out these responsibilities, the audit committee will:

          Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries.

          Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

          Review with the independent auditors, the company s financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal controls procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to exposes any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review policy statements to determine their adherence to the appropriate behavior.

          Review the financial statements contained in the annual report and quarterly reports to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

          Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meeting are the independent auditors evaluation of the corporation s financial and accounting personnel, and the cooperation that the independent auditors received during the course of their quarterly reviews and annual audit.

          Review accounting and financial human resources and succession planning within the company.

          Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

          Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside legal counsel for this purpose if, in its judgment, that it is appropriate.

          Adopted this 1st day of June 2000

            /s/ James J. Ling
          James J. Ling, Chairman


            /s/ Dick T. Bobbitt
          Dick T. Bobbitt

                           ELECTRIC & GAS TECHNOLOGY, INC.
                Proxy Solicited on Behalf of the Board of Directors of
          the Company for the Annual Meeting of Stockholders March 16, 2001

          The undersigned authorizes Fred M. Updegraff and Marie Pazol and each of them as the Proxy to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy); and upon all other matters brought before the Annual Meeting of Stockholders of Electric & Gas Technology, Inc. and/or adjournment(s) thereof. Your shares cannot be voted by the Proxy Committee unless your Proxy is SIGNED, DATED and RETURNED timely.

          You are encouraged to specify your choices by marking same in the appropriate boxes, however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.

          THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR Items 1 and 2.

          Item 1  Election of Directors:
                  S. Mort Zimmerman
                  Daniel A. Zimmerman
                  Edmund W. Bailey
                  Fred M. Updegraff
                  James J. Ling
                  Joseph Shoaf

          Item 2 Ratification of Engagement of Independent Public Accountants-Jackson & Rhodes P.C.